TRANSPARENT VALUE TRUST
Supplement Dated June 7, 2016
To the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), a series of Transparent Value Trust.

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On February 24, 2016, the Board of Trustees of Transparent Value Trust approved a proposal to close and liquidate the Portfolio pursuant to the terms of a Plan of Liquidation subject to approval by shareholders of the Portfolio. Important information relating to the proposed liquidation, including how to provide voting instructions and transfer contract values allocated to the Portfolio, were provided in proxy materials mailed to shareholders on or around March 15, 2016. At a special meeting of the shareholders held on April 22, 2016, the shareholders of the Portfolio approved the closing and subsequent liquidation of the Portfolio pursuant to the terms of the Plan of Liquidation.
Pursuant to the Plan of Liquidation, the Portfolio ceased operations and liquidated its assets as of the close of business on June 6, 2016. As described in the proxy materials, liquidation proceeds related to contract values allocated to the Portfolio on June 6, 2016 were transferred pursuant to instructions or transferred to the default investment option.
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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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